UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 17, 2014 (October 16, 2014)
________________________________
NORFOLK SOUTHERN CORPORATION
(Exact name of registrant as specified in its charter)
________________________________

Virginia	1-8339	52-1188014
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Three Commercial Place		757-629-2680
Norfolk, Virginia 23510-9241		(Registrant's telephone number, including area code)
(Address of principal executive offices)

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
        (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
        (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement
Effective as of October 16, 2014, the Registrant and certain of its subsidiaries entered into Amendment No. 11 to Transfer and Administration Agreement, attached hereto as Exhibit 10.1 (the “Amendment”), renewing the Registrant's receivables securitization facility (the “Facility”).  Please see Exhibit 99 to the Registrant's Form 8-K dated November 14, 2007; Exhibit 10.1 to the Registrant's Form 10-Q for the quarterly period ended March 30, 2008; Exhibit 99 to the Registrant's Form 8-K dated October 23, 2008; Exhibit 99 to the Registrant's Form 8-K dated October 22, 2009; Exhibit 99 to the Registrant's Form 8-K dated October 22, 2010; Exhibit 99 to the Registrant's Form 8-K dated October 20, 2011; Exhibit 99 to the Registrant's Form 8-K dated October 22, 2012; and Exhibit 10.1 to the Registrant's Form 8-K dated October 18, 2013.
The parties to the Amendment are the Registrant; Norfolk Southern Railway Company ("NSR"), the Registrant's wholly-owned operating subsidiary, as Originator and as Servicer; Thoroughbred Funding, Inc., a wholly-owned subsidiary of NSR; the Conduit Investors from time to time party thereto; the Committed Investors from time to time party thereto; the Managing Agents from time to time party thereto; and The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch, as the Administrative Agent for the Investors and as a Managing Agent.
With respect to the other parties to the Amendment, the Registrant has or may have had customary banking relationships based on the provision of a variety of financial services, including pension fund, cash management, investment banking, and equipment financing and leasing services, none of which are material individually or in the aggregate with respect to any individual party.
Item 9.01.     Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Amendment No. 11 to Transfer and Administration Agreement dated as of October 16, 2014.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                            SIGNATURES
                                                            NORFOLK SOUTHERN CORPORATION
                                                            (Registrant)

                                                                    /s/ Denise W. Hutson
                                                            Name:  Denise W. Hutson
                                                            Title:    Corporate Secretary
Date:  October 17, 2014

                                                                 EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment No. 11 to Transfer and Administration Agreement dated as of October 16, 2014.